Other Receivables and Prepayment (Details) - USD ($)		Dec. 31, 2019	Dec. 31, 2018
Current
Advances to suppliers		$ 197,824	$ 447,061
VAT recoverable	[1]	410,385	945,199
Advances to business partners	[2]	4,688,880	1,165,637
Other receivables from Investor	[3]	21,501,677
Other		409,362	279,248
Other receivables, Gross		27,208,128	2,837,145
Less: allowance for doubtful accounts		(136,887)	(88,145)
Other receivables, net		27,071,241	2,749,000
Non-current
Loans to employees		68,590	77,434
Partial payment for the acquisition of a subsidiary	[4]	14,334,451
Advances to third party business partners	[2]	2,233,362
Deposit for car			58,282
Others			14,570
Other receivables and prepayment		$ 16,636,403	$ 150,286

[1]	The balance of advanced VAT represents input VAT available for deducting the amount of VAT paid in the future.
[2]	The advances to third party business partners are unsecured and interest-free. Non-current Advances to business partners are due on June 8, 2021.
[3]	The balance represented $21,501,677 receivable from Hangzhou Maijie Investment Co., Ltd., a subsidiary of Geely Technology Group Co., Ltd. ("Geely Technology") for the subscription of preferred shares, which was settled in January 2020. See Note 11 for more discussion.
[4]	On August 28, 2019, the Company entered into a Share Purchase Agreement, pursuant to which the Company will acquire 100% of the equity interests of Saleya Holdings Limited ("Saleya") from Saleya's shareholders for an aggregate purchase price of approximately $120 million. As of December 31, 2019, $14,334,451 has been paid and the closing of the acquisition is expected to be completed in the next twelve months.